                                                                   EXHIBIT 10.10


                         COOKER RESTAURANT CORPORATION

                        1996 OFFICERS' STOCK OPTION PLAN

                   -----------------------------------------

                                 APRIL 22, 1996

                   ------------------------------------------


                                   PREAMBLE:


         1. COOKER RESTAURANT CORPORATION, an Ohio corporation (the "Company"), by means of this 1996 Officers' Stock Option Plan (the "Plan"), desires to attract and retain capable officers and employee-directors and to provide them with long term incentives to continue their services to the Company, to maximize the value of the Company to its shareholders and to acquire a continuing ownership interest in the Company.

         2. The Company has determined that the foregoing objectives will be promoted by granting Options (as hereinafter defined) under this Plan to certain of its officers and employee-directors, pursuant to this Plan.

                                     TERMS:


ARTICLE 1. DEFINITIONS.

         Section 1.1. General. Certain words and phrases used in this Plan shall have the meanings given to them below in this section:

         "Board of Directors" means the board of directors of the Company.

         "Change in Control" means (a) the acquisition by any person (defined for the purposes of this definition to mean any person within the meaning of
Section 13(d) of the Exchange Act), other than the Company or an employee benefit plan created by the Board of Directors for the benefit of its Employees, either directly or indirectly, of the beneficial ownership (determined under Rule 13d-3 of the Regulations promulgated by the SEC under Section 13(d) of the Exchange Act) of securities issued by the Company having 20% or more of the voting power of all the voting securities issued by the Company in the election of Directors at the next meeting of the holders of voting securities to be held for such purpose if such person acquired such beneficial ownership without the prior consent of the Board of Directors; (b) the election of a majority of the Directors elected at any meeting of the holders of voting securities of the Company who are persons who were not nominated for such election by the Board of Directors or a duly constituted committee of the Board of Directors having authority in such matters; (c) the approval by the shareholders of the Company of a merger or consolidation with another person, unless the Board of Directors adopts a resolution, before the Company enters into any agreement for such merger or consolidation, determining that it is not a Change in Control; or (d) the approval by the shareholders of the Company of a transfer of substantially all of the assets of the Company to another person, unless the Board of Directors adopts a resolution, before the Company enters into any agreement for such transfer, determining that it is not a Change in Control.

         "Code" means the Internal Revenue Code of 1986 and the regulations thereunder, as now in effect or hereafter amended.

         "Committee" means the Committee of the Board of Directors that administers the Plan under Section 2.1 below.
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         "Common Shares" or "Shares" means the common shares, without par value, of the Company.

         "Date of Grant" means the date an Option is first granted.

         "Director" means a member of the Board of Directors.

         "Effective Date" means the date this Plan is first adopted by the Board of Directors.

         "Employee" means any common law employee of an Employer.

         "Employee-Director" means an Employee who is also a Director.

         "Employer" means the Company or any Parent or Subsidiary of the Company which employs a given Employee.

         "Exchange Act" means the Securities Exchange Act of 1934 and the regulations thereunder, as now in effect or hereafter amended.

         "Exercise Price" means, with respect to an Option, the amount of consideration that must be delivered to the Company in order to purchase a single Share thereunder.

         "Fair Market Value of a Share" means the amount determined to be the fair market value of a single Share by the Committee based upon the trading price of the Shares, their offering price in public and private offerings by the Company and such other factors as it deems relevant. In the absence of such a determination, the Fair Market Value of a Share shall be deemed to be (a) if the Shares are listed or admitted to trading on a national securities exchange or The Nasdaq National Market, the per Share closing price regular way on the principal national securities exchange or The Nasdaq National Market on which the Shares are listed or admitted to trading on the day prior to the date of determination or, if no closing price can be determined for the date of determination, the most recent date for which such price can reasonably be ascertained, or (b) if the Shares are not listed or admitted to trading on a national securities exchange or The Nasdaq National Market, the mean between the representative bid and asked per Share prices in the over-the-counter market at the closing of the day prior to the date of determination or the most recent such bid and asked prices then available, as reported by The Nasdaq Stock Market or if the Shares are not then quoted by The Nasdaq Stock Market as furnished by any market maker selected from time to time by the Company for that purpose.

         "Grantee" means any Participant to whom an Option has been granted.

         "Holder" means any Grantee who holds a valid Option and any heir or legal representative to whom such Grantee's Option has been transferred by will or the laws of descent and distribution.

         "Incentive Stock Option" means a Stock Option intended to comply with the terms and conditions set forth in Section 422 of the Code.

         "Nonqualified Option" means a Stock Option other than an Incentive Stock Option.

         "Officer" means an Employee who is an officer of the Company as defined in 17 C.F.R. Section 240.16a-1(f) as now in effect or hereafter amended.

         "Option" or "Stock Option" means a right granted under Article 5 of the Plan to a Grantee to purchase a stated number of Shares.

         "Option Certificate" means a certificate of the Company evidencing an Option substantially in the form attached hereto.

         "Parent" means a parent of a given corporation as such term is defined in Section 424(e) of the Code.

         "Participant" means a person who is eligible to receive an Option under the Plan.

         "Plan" means this Plan as it may be amended or restated from time to time.

         "Rule 16b-3" means Rule 16b-3 (17 C.F.R. Section 240.16b-3) promulgated under Section 16(b) of the Exchange Act as now in effect or hereafter amended.





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         "SEC" means the Securities and Exchange Commission.

         "Subsidiary" means a subsidiary of a given corporation as such term is defined in Section 424(f) of the Code.

         "Termination without cause" means a termination by an Employer of the employment of a Grantee with the Employer that is not for cause and is not occasioned by the resignation, death or disability of the Grantee.

         Section 1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

         Section 1.3. Effect of Definitions. The definitions set forth in
Section 1.1 above shall apply equally to the singular, plural, adjectival, adverbial and other forms of any of the words and phrases defined regardless of whether they are capitalized.

ARTICLE 2. ADMINISTRATION.

         Section 2.1. Committee. The Plan shall be administered by a committee of the Board of Directors consisting of two or more Directors, each of whom is a "disinterested person" as described in paragraph (C)(2)(i) of Rule 16b-3 and is an "outside director" as described in Code Section 162(m) and the regulations thereunder. Unless the Board of Directors designates another of its committees to administer the Plan, the Plan shall be administered by a committee consisting of those members of the Compensation Committee of the Board of Directors who are disinterested persons and are outside directors, but, if the Compensation Committee is abolished or its membership does not contain two persons who comply with the requirements of the first sentence of this Section 2.1, the Board of Directors shall either reconstitute the Compensation Committee in compliance with, or create another Committee that complies with, the requirements of the first sentence of this Section 2.1 to administer the Plan.

         Section 2.2. Authority. Subject to the express provisions of the Plan and in addition to the powers granted by other sections of the Plan, the Committee has the authority, in its discretion, to (a) determine the Grantees, grant Options and determine their timing, pricing and amount; (b) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; (c) make all other determinations necessary or advisable for administering the Plan including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; and (d) review and resolve all claims of Officers, Employee-Directors, Grantees, Holders and Participants. The actions and determinations of the Committee on matters related to the Plan shall be conclusive and binding upon the Company and all Officers, Employee-Directors, Grantees, Holders and Participants.

ARTICLE 3. SHARES.

         Section 3.1. Number. The aggregate number of Shares in respect of which Options may be granted under the Plan shall not exceed fifteen percent (15%) of the issued and outstanding Shares from time to time, less the number of Shares subject to then outstanding Options hereunder or options that were granted to Officers and Employee-Directors under the Company's 1988 Employee Stock Option Plan, 1992 Employee Stock Option Plan or any other plan or contract providing for stock options, stock appreciation rights, restricted stock awards or similar compensatory issuances of Shares to Officers or Employee-Directors. Such number of Shares is and, from time to time hereafter, shall be deemed to be reserved for issuance under the Plan out of authorized but unissued Shares.

         Section 3.2. Cancellations. If any Options granted under the Plan are canceled or terminate or expire for any reason without having been exercised in full, the Shares related to the unexercised portion of an Option shall be available again for the purposes of the Plan.

         Section 3.3. Anti-Dilution.

                 (a) If the Shares are split or if a dividend of Shares is paid on the Shares, the number of Shares on which each then outstanding Option is based and the number of Shares as to which Options may be granted under this Plan shall be increased automati-





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cally by the ratio between the number of Shares outstanding immediately after such event and the number of Shares outstanding immediately before such event and the Exercise Price thereof shall be decreased automatically by the same ratio. If the Shares are combined into a lesser number of Shares, the number of Shares for which each then outstanding Option is based and the number of Shares as to which Options may be granted under the Plan shall be decreased automatically by such ratio and the Exercise Price thereof shall be increased automatically by such ratio.

                 (b) If any other change occurs in the Shares, through recapitalization, merger, consolidation or exchange of shares or otherwise, there shall automatically be substituted for each Share subject to an unexercised Option and each Share available for additional grants of Options, the number and kind of shares or other securities into which each outstanding Share was changed, and the Exercise Price shall be increased or decreased proportionally so that the aggregate Exercise Price for the securities subject to each Option shall remain the same as immediately before such event. In addition, the Committee may make such further equitable adjustments in the Plan and the then outstanding Options as are deemed necessary and appropriate by the Committee including, but not limited to, changing the number of Shares reserved under the Plan or covered by outstanding Options, the Exercise Price of outstanding Options and the vesting conditions of outstanding Options.

         Section 3.4. Source. Except as otherwise determined by the Board of Directors, the Shares issued under the Plan shall be drawn from the Company's authorized but unissued Shares. However, Shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, as well as by issuing authorized but unissued Shares. The proceeds of the exercise of any Option shall be general corporate funds of the Company. No fractional Shares shall be issued or sold under the Plan nor will any cash payment be made in lieu of fractional Shares.

         Section 3.5. Rights of a Shareholder. No Holder or other person claiming under or through any Holder shall have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any Option except as to such Shares, if any, for which certificates representing such Shares have been issued to such Holder.

         Section 3.6. Securities Laws. No Option shall be exercised nor shall any Shares or other securities be issued or transferred pursuant to an Option unless and until all applicable requirements imposed by federal and state securities laws and by any stock exchanges upon which the Shares may be listed, have been fully complied with. As a condition precedent to the exercise of an Option or the issuance of Shares pursuant to the grant or exercise of an Option, the Company may require the Holder to take any reasonable action to meet such requirements including providing undertakings as to the investment intent of the Holder, accepting transfer restrictions on the Shares issuable thereunder and providing opinions of counsel, in form and substance acceptable to the Company, as to the availability of exemptions from such requirements.

ARTICLE 4. ELIGIBILITY.

         Only Officers and Employee-Directors who are not members of the Committee shall be eligible to receive Options under Article 5 below.

ARTICLE 5. STOCK OPTIONS.

         Section 5.1. Determinations. The Committee shall determine which Participants shall be granted Options, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical).

         Section 5.2. Exercise Price. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

         Section 5.3. Term. Subject to the rule set forth in the next sentence, the Committee shall determine the





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times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the Committee:

         (a) each Option shall vest and first become exercisable as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Grantee has been an Employee continuously during the time beginning on the Date of Grant and ending on the date when such portion vests and first becomes exercisable; and

         (b) each Option shall lapse and cease to be exercisable upon the earliest of:

                 (i) ten years after the Date of Grant,

                 (ii) nine months after the Grantee ceases to be an Employee because of death or disability,

                 (iii) three months after the termination without cause of the Grantee's employment with all Employers, or

                 (iv) immediately upon termination of the Grantee's employment with all Employers by the applicable Employers for cause or by the Grantee's resignation.

Notwithstanding the terms of any Option, all Options that have not previously been exercised nor lapsed and ceased to be exercisable, shall vest fully and become exercisable upon the occurrence of any Change in Control if the Grantee is an Employee at the time of the Change in Control.

         Section 5.4. Not Incentive Stock Options. All Options are Nonqualified Options and no Option shall be treated as an Incentive Stock Option.

         Section 5.5. Exercise. An Option shall be exercised by the delivery of the Option Certificate therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder, but not for a fractional share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Certificate reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder. The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder, or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash. If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company or (c) reduction of a debt of the Company to the Holder. If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Holder a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his or her decedent or testator) for less than six months or if such Shares were acquired upon the exercise of an Incentive Stock Option and their disposition would be taxable. Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.





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





         Section 5.6. Option Certificate. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Certificate setting forth the terms of the Option. Option Certificates are not negotiable instruments or securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Certificates may be replaced without bond.

         Section 5.7. New Hires. A person to whom the Company is offering employment as an Officer or an Employee-Director may be granted an Option under this Article 5, but any such grant shall lapse if the person does not subsequently become an Officer or an Employee-Director pursuant to such offer.

ARTICLE 6. PROVISIONS APPLICABLE TO ALL OPTIONS.

         Section 6.1. Maximum Shares. Notwithstanding any other provision of this Plan, the maximum number of Shares with respect to which Options may be granted during any fiscal year of the Company to any Employee shall be 500,000.

         Section 6.2. Corporate Mergers and Acquisitions. The Committee may grant Options having terms and conditions which vary from those specified in the Plan if such Options are granted in substitution for, or in connection with the assumption of, existing options granted by another business entity and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger or consolidation of or acquisition of substantially all of the assets or stock of another business entity that is not a Subsidiary of the Company prior to such acquisition, with or by the Company or its Subsidiaries.

         Section 6.3. Withholding. The Company shall have the right to withhold from any payments due under any Option or due to any Holder from the Company as compensation or otherwise the amounts of any federal, state or local withholding taxes not paid by the Holder at the time of the exercise or vesting of any Option. If cash payments sufficient to allow for withholding of taxes are not made at the time of exercise or vesting of an Option, the Holder exercising such Option shall pay to the Company an amount equal to the withholding required to be made less the withholding otherwise made in cash or, if allowed by the Committee in its discretion and pursuant to rules adopted by the Committee consistent with Section 5.5 above, Shares previously owned by the Holder. The Company may make such other provisions as it deems appropriate to withhold any taxes the Company determines are required to be withheld in connection with the exercise of any Option, including, but not limited to, the withholding of Shares from an Option upon such terms and conditions as the Committee may provide. The Company may require the Holder to satisfy any relevant withholding requirements before issuing Shares or delivering any Option to the Holder.

         Section 6.4. Disability. If a Grantee who is an Employee is absent from work because of a physical or mental disability, for purposes of the Plan such Grantee will not be considered to have ended his or her employment relationship with the Company while such Grantee has that disability, unless he or she resigns or terminates such relationship or the Committee decides otherwise.

         Section 6.5. Merger of the Company. If the Company merges or consolidates with or sells substantially all of its assets to a person that was not one of its affiliates before such transaction, or any such unaffiliated person or corporation has publicly announced a tender offer to purchase more than 20% of the outstanding voting securities of the Company, the Committee, in its discretion, may provide that, for a period of 30 days, not extending beyond the ten year period referred to in Section 5.3 above, from the date of execution of the acquisition agreement in final definitive form or the announcement of such offer, notwithstanding the provisions of any Option, any Option may be exercised in whole or in part during such 30 day period or that upon the termination of such 30 day period any such Option shall expire and be null and void.

         Section 6.6. Surrender and Exchange. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Holder of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Holder. Subject to the provisions of the Plan, such new Option shall be exercisable at the price,





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during the period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Option surrendered shall be canceled and the Shares previously subject to it shall be available for the grant of other Options.

         Section 6.7. Acceleration. Notwithstanding anything else in the Plan, the Committee may, in its sole discretion, at any time or from time to time, accelerate the time at which any Options mature or vest or waive any provisions of the Plan relating to the manner of payment or procedures for the exercise or maturity of any Option. Any such acceleration may be made effective (a) with respect to one or more or all Holders, (b) with respect to some or all of the Shares subject to or forming the basis for any Option to any Holder or (c) for a period of time ending at or before the expiration date of any Option.

         Section 6.8. Actions by Committee After Grant. The Committee shall have, subject to the written consent of the Holder where the action impairs or adversely alters the rights of the Holder, the right, at any time and from time to time after the Date of Grant of any Option, to modify the terms of any Option.

ARTICLE 7. GENERAL PROVISIONS.

         Section 7.1. No Right to Employment. Nothing in the Plan or any Option or any instrument executed pursuant to the Plan will confer upon any Grantee any right to continue to be employed by or provide services to the Company or affect the right of the Company to terminate the employment of any Grantee or its other relationship with any Grantee. Nothing in the Plan or any Option or any instrument executed pursuant to the Plan will confer upon any Grantee any right to continue to be a Director of the Company or affect the right of the shareholders to terminate the directorship of any Grantee.

         Section 7.2. Limited Liability. The liability of the Company under this Plan or in connection with any exercise of any Option is limited to the obligations expressly set forth in the Plan and in the grant of any Option, and no term or provision of this Plan nor of any Option shall be construed to impose any duty, obligation or liability on the Company not expressly set forth in the Plan or any grant of any Option.

         Section 7.3. Assumption of Options. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more other entities as a result of which the Company is not the surviving entity, or upon a sale of substantially all the assets of the Company to another entity, any Options outstanding theretofore granted or sold hereunder must be assumed by the surviving or purchasing entity, with appropriate adjustments as to the number and kind of shares and price. Nothing in this Section 7.3 shall be deemed to alter or supersede any provision of the Plan relating to the vesting or maturity of Options upon a Change in Control.

         Section 7.4. No Transfer. No Option or other benefit under the Plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Option may be exercised during the life of the Grantee to whom it was granted except by such Grantee.

         Section 7.5. Expenses. All costs and expenses incurred in connection with the administration of the Plan including any excise tax imposed upon the transfer of Shares pursuant to the exercise of an Option shall be borne by the Company.

         Section 7.6. Notices. Notices and other communications required or permitted to be made under the Plan shall be in writing and shall be deemed to have been duly given only if personally delivered or if sent by first class mail addressed (a) if to a Holder, at his or her residence address set forth in the records of the Company or (b) if to the Company, to its President at its principal executive office.

         Section 7.7. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the Holders any rights or remedies under this Plan.

         Section 7.8. Saturdays, Sundays and Holidays. Where this Plan authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed





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





to be timely if made on the next succeeding business day.

         Section 7.9. Rules of Construction. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter and, when the sense so indicates, words of the neuter gender may refer to any gender.

         Section 7.10. Governing Law. The validity, terms, performance and enforcement of this Plan shall be governed by laws of the State of Ohio that are applicable to agreements negotiated, executed, delivered and performed solely in the State of Ohio.

         Section 7.11. Effective Date of the Plan. The Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote at a meeting of the shareholders of the Company. Options may be granted by the Committee before such approval, but all Options so granted shall be conditioned on such approval and shall be void if such approval is not given within 12 months after the Effective Date.

         Section 7.12. Amendment and Termination. No Option shall be granted under the Plan more than ten years after the Effective Date. The Board of Directors may at any time terminate the Plan or make such amendment of the Plan as it may deem advisable; provided, however, that no amendment shall be effective without the approval of the shareholders of the Company by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote at a meeting of shareholders duly held, if it were to:

                 (a) materially increase the benefits accruing to Holders under the Plan;

                 (b) materially increase the number of Shares which may be issued under the Plan; or

                 (c) materially modify the requirements as to eligibility for participation in the Plan;

and, further, provided, however, that no amendment or termination of the Plan shall be effective to alter or impair the rights of a Holder under any Option granted before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Holder. No termination or amendment of this Plan or any Option nor waiver of any right or requirement under this Plan or any Option shall be binding on the Company unless it is in a writing duly entered into its records and executed by a duly authorized Officer.

                         COOKER RESTAURANT CORPORATION

                        1996 OFFICERS' STOCK OPTION PLAN

                    ----------------------------------------

                               OPTION CERTIFICATE

                    ----------------------------------------


         The undersigned being duly authorized and acting officers of Cooker Restaurant Corporation, an Ohio corporation (the "Company"), do hereby certify
that:      *PRINT NAME*      (the "Grantee") was granted an option (the
"Option") under the Company's 1996 Officers' Stock Option Plan (the "Plan") to
purchase      *NUMBER WORDS*       (*FIGURES*) Common Shares, without par
value, of the Company (the "Shares") at an exercise price of       *NUMBER
WORDS*       (*FIGURES*) per share (the "Exercise Price") on _______
___________, 199__ (the "Date of Grant"); this Option shall vest and first become exercisable as to twenty five percent (25%) of the Shares subject to this Option on each of the first four anniversaries of the Date of Grant provided the Grantee has been an Employee continuously during the time beginning on the Date of Grant and ending on the date when such portion of this Option first becomes exercisable; this Option shall lapse and cease to be exercisable upon the earliest of ten (10) years after the Date of Grant, ninety
(90) days after the Grantee ceases to be an Employee because of his death or disability, or thirty (30) days after the Grantee ceases to be an Employee for any reason other than his death or disability; this Option is a Nonqualified Option as defined in the Plan; this Option may be exercised, in whole or in part (but not as to less than one hundred (100) Shares unless it is exercised in whole), by the Grantee completing and manually signing the notice of exercise which is set forth on the reverse side of this certificate and delivering the same to the treasurer of the Company together with consideration, in a form acceptable under the Plan, equal to the Exercise Price times the number of Shares as to which such exercise is made together with any applicable taxes or withholdings; this Option may not be sold, pledged or transferred other than by will or the laws of descent and distribution and may be exercised only by the Grantee; and this Option is subject to the terms of the Plan, a copy of which will be mailed to the Grantee promptly upon receipt by the secretary of the Company of the Grantee's request therefor, which are incorporated herein as if fully set forth.

         IN WITNESS WHEREOF, the undersigned have executed this certificate as of this ____ day of ________________, 199__.





 -----------------------------------------------          ----------------------------------------------
 G. Arthur Seelbinder, Chairman of the Board and          Margaret A. Epperson, Secretary and Treasurer
 Chief Executive Officer



         THIS OPTION CERTIFICATE IS NOT A NEGOTIABLE INSTRUMENT AND MAY
            NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN
                BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION.

                       ----------------------------------

                               Notice of Exercise

                       ----------------------------------


         The above named Grantee hereby exercises the Option to purchase __________________ (__________) Common Shares1 and authorizes the Company to withhold any applicable taxes or withholdings from the Grantee's wages, salary or bonuses, if the amount of such taxes or withholdings are not delivered to the Company together with this Notice of Exercise.




                                        -------------------------------------
                                        Must be manually signed by the Grantee,
                                        Signatures by agents or personal
                                        representatives are not acceptable
                                        unless the Grantee has died or is
                                        disabled


This Notice of Exercise must be accompanied by full payment in the form of a certified or bank check or other consideration acceptable under the Plan.





---------------------
   * If this Option is exercised as to less than all of the Option Shares, a new certificate for the unexercised portion of the Option will be mailed to the Grantee.

                                      -10-